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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                   May 2, 2001



                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                 000-29182                     11-3292094
      (State or other           (Commission                   (IRS Employer
       jurisdiction of           File Number)                Identification No.)
       incorporation)


                  80-02 Kew Gardens Road, Kew Gardens, NY  11415
               (Address of principal executive offices)  (Zip Code)


       (Registrant's telephone number, including area code): 718/520-6500


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                           PART II. OTHER INFORMATION

ITEM 5.   OTHER EVENTS.

         Effective May 1, 2001, we changed our name to The Major Automotive Companies, Inc. ("Major Automotive") and our trading symbol on the Nasdaq National Stock Market from FDHG to MAJR.

         Additionally, effective May 2, 2001, we effected a one (1) for five (5) reverse stock split of our common stock, $.01 par value per share, as previously disclosed.

         We issued a press release on these matters on May 2, 2001, a copy of which is attached as an exhibit hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.               Description
         -----------               -----------

         Exhibit 99.1 The Major Automotive Companies, Inc. Press Release dated May 2, 2001.












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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE MAJOR AUTOMOTIVE COMPANIES, INC.


                                      /s/ BRUCE BENDELL
                                      ------------------------------------------
                                          Bruce Bendell, Chief Executive Officer


Dated: May 4, 2001








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